UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2005

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-27409	84-1409219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive

Suite 685

San Diego, California 92122

(Address of principal executive offices, including zip code)

(858) 646-0789

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

We consummated the closing of our acquisition of Akesis Pharmaceuticals, Inc. (“Akesis Delaware”) on December 9, 2004. Attached as Exhibit 99.1 to this Form 8-K are audited financial statements of Akesis Delaware.

(b) Pro forma financial information.

Attached as Exhibit 99.2 to this Form 8-K are unaudited pro forma condensed consolidated financial statements giving effect to the acquisition by us of Akesis Delaware.

(c) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Akesis Pharmaceuticals, Inc., a Delaware corporation
99.2	Pro forma condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/S/ John T. Hendrick
John T. Hendrick
Chief Financial Officer

Date: February 14, 2005